UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MVB Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1

REVOCABLE PROXY

MVB FINANCIAL CORP

ANNUAL MEETING OF SHAREHOLDERS

May 17, 2011

5:30 p.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned shareholder(s) of MVB Financial Corp. (“MVB”), Fairmont, West Virginia, does (do) hereby nominate, constitute and appoint Shawn R. Boyers, Susan A. Carlock and Lisa J. Wanstreet, or any of them, with full power to act as my (our) true and lawful attorney with full power of substitution for me (us) to vote all the Common Stock of MVB standing in my (our) name on its books at the close of business on March 28, 2011, at the Annual Meeting of Shareholders of MVB to be held at 301 Virginia Avenue, Fairmont, WV, on May 17, 2011, at 5:30 p.m., and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present, as follows:

This Proxy, when properly executed, will be voted in the manner directed herein by the share/stockholder of record. If no direction is made, this Proxy will be voted FOR all Proposals.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À     FOLD AND DETACH HERE     À

MVB FINANCIAL CORP. – ANNUAL MEETING, MAY 17, 2011

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/6932

You can vote in one of three ways:

1.	Call toll free 1-877-273-5098 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.rtcoproxy.com/6932 and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

6932

z			{
☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY MVB FINANCIAL CORP.
Annual Meeting of Shareholders MAY 17, 2011

		For	With- hold	For All Except			For	Against	Abstain
1.	Election of Directors. For the election of the six persons listed below for a three year term:	☐	☐	☐	2.	To approve amendments to the MVB Financial Corp, 2003 Stock Incentive Plan to provide for an increase of 300,000 to 600,000 shares of Common Stock to be available for the Plan.	☐	☐	☐
	Nominees:
	(01) Stephen R. Brooks (02) Berniece D. Collis (03) Larry F. Mazza						For	Against	Abstain
	(04) Dr. Saad Mossallati (05) Nitesh S. Patel (06) Dr. Michael F. Trent				3.	A proposal to ratify the appointment by the Board of Directors and Audit Committee of S.R. Snodgrass, A.C., as Independent Certified Public Accountants for the year 2011.	☐	☐	☐
	INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.				4.	Any other business which may be brought before the meeting or any adjournment thereof.

Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted “FOR” the propositions listed above and described more fully in the Proxy Statement of MVB distributed in connection with this Annual Meeting. If any other business is presented at said meeting; this Proxy will be voted in accordance with the recommendations of management.

					The Board of Directors recommends a vote “FOR” the listed propositions.
					THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
					RSVP I (we) will attend the Annual Meeting of MVB Shareholders.			g	☐
					Number to Attend:			g	☐
					(Please Respond by May 6, 2011, by mail or 304-363-4800 or 1-888-689-1877)
	Please be sure to date and sign this proxy card in the box below.	Date
					When signing as attorney, executor, administrator, trustee or guardian, please give full title.
						If more than one trustee, all should sign. All joint owners must sign.

	Sign above	Co-holder (if any) sign above

x	IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW	y

¿	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL	¿

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.  By Telephone (using a Touch-Tone Phone); or

2.  By internet; or

3.  By Mail.

A telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and internet votes must be cast prior to 3 a.m., May 17, 2011. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 17, 2011 1-877-273-5098.	Vote by Internet anytime prior to 3 a.m., May 17, 2011 go to https://www.rtcoproxy.com/6932

Please note that the last vote received, whether by telephone, internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/6932

Your vote is important!